EXHIBIT 99.4

                                    AGREEMENT

         PrimeSource Healthcare, Inc. (the "Company") and John Rooney (the "Employee"), in order to memorialize the terms and conditions of the termination of the employment of the Employee with the Company, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, agree as follows:

         1. Termination.  The Company and the Employee are parties to an amended
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and  restated  Employment  Agreement  dated as of July 1,  1999,  as  amended by memorandum dated January 24, 2001 (collectively the "Employment Agreement"). The Employee and the Company agree that the employment of the Employee by the Company is terminated as of the date hereof (the "Termination Date").

         2.  Severance  and  Other.  (a) The  Company  shall  pay  the  Employee
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severance  of  one  (1)  year's  current  annual  salary  of  $225,000,  payable semi-monthly, but in a monthly amount equal to $12,500 for the first twelve (12) months following the Termination Date, with the $75,000 balance (the "Deferred Amount") payable in equal semi-monthly amounts of $3,125 for the second twelve
(12) months following the Termination Date. Payments under this Section 2(a) shall begin on the first pay period following the date the Release attached hereto as Appendix A (the "Release") becomes effective (the "Release Effective Date"); provided, that the first such payment shall include all amounts accrued
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under this Section  2(a) from the  Termination  Date through such first  payment date.

         (b) The Company shall reimburse the Employee for all reasonable and necessary out-of-pocket expenses incurred by him through the Termination Date on behalf of the Company in the performance of his duties and in accordance with the Company's policies established from time to time, subject to the prior authorization thereof or subsequent presentment of appropriate receipts or vouchers therefor.

         (c) During the one (1) year period following the Termination Date, the Company shall continue to pay the Employee a monthly automobile allowance of $600.00 on the same dates as it is currently paid. Payments under this Section 2(c) shall begin on the first pay period following the date the Release Effective Date; provided, that the first such payment shall include all amounts
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accrued  under this  Section 2(c) from the  Termination  Date through such first payment date.

         (d) During the one (1) year period following the Termination Date, the Employee and his family shall continue to receive the same health, dental and other benefits currently received, at the Company's cost and expense. The Employee agrees that the Employee's termination of employment on the Termination Date shall be deemed a "qualifying event" for purposes of Section 4980B(f)(3) of the Internal Revenue Code of 1986, as amended.

         (e) On the Termination Date, the Company shall change the beneficiary as directed by the Employee and assign to the Employee, the Employee's life insurance policy with Northwestern Mutual Life (Policy No. 14-512-719).

         (f) On the Termination Date, the Company shall pay the Employee his accrued vacation and sick time. As of October 31, 2001, accrued vacation and sick time totaled 279.97 and 141.89 hours, respectively.

         (g) Upon presentation of appropriate bills for legal services, within five (5) business days of the Release Effective Date, the Company shall pay the Employee's legal counsel's fees and expenses, not to exceed $3,750.

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

         (h) The Company shall pay to the Employee a bonus equal to one percent (1%) of the first $4.5 million of funds raised by the Company from the closing of equity (or equity-like) financing during the period beginning on the Termination Date and ending on June 30, 2002. Such bonus shall be paid to the Employee within five (5) business days of the Company's receipt of funds from any such financing.

         (i) The Deferred  Amount shall become  immediately due and payable upon
(i) a Change of Control as defined below, (ii) the Company's raising additional equity financing in an amount of $5,000,000 or more in a transaction or series of transactions, or (iii) if the Company fails to pay, when due, any portion of the Deferred Amount or any portion of the other amounts payable under this
Section 2. The amounts payable under this Section 2 are payable without counterclaim, setoff or recoupment. As used herein, a "Change of Control" shall be deemed to have occurred upon (x) the consummation of a tender offer for or purchase of more than fifty percent (50%) of the Company's Capital Stock by a third party, excluding the initial public offering by the Company of any class of its Common Stock or (y) a merger, consolidation or sale of all or substantially all of the assets of the Company such that the stockholders of the Company immediately prior to the consummation of such transaction possess less than fifty percent (50%) of the voting securities of the surviving entity immediately after the transaction.

         (j) The Employee may retain, without payment to the Company, certain office equipment and supplies utilized by the Employee in performing his duties with the Company. Such equipment and supplies shall be set forth on Appendix B.

         3. Board Resignation;  Information Rights. The Employee shall resign as
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a director of the Company on the  Termination  Date.  The Company shall give, or cause to be given, to the Employee all notices and written information given to directors of the Company (including, without limitation, monthly, quarterly and

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

year-end financial statements and bank compliance certificates) until such time as the Employee notifies the Company that he no longer is the beneficial owner of any equity securities of the Company. Such information shall be deemed to be Proprietary Information, as defined in Section 7 of this Agreement, and subject to the provisions of such Section. Employee agrees not to use such information to trade in the Company's securities unless and until such information is generally available to the public.

         4. Stock  Options.  The Company  shall permit the Employee to utilize a
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cashless exercise of his incentive stock options that are vested and exercisable on the Termination Date. The expiration of the exercise period for such incentive stock options shall be extended to the date that is sixty (60) days after the Company files an S-8 registration statement and such registration statement becomes effective. The Company acknowledges that the incentive stock options to purchase 55,813 shares of Company common stock granted to the Employee on February 6, 1998 are fully vested.

         5. Stock  Documents.  The  Company  consents  to the  amendment  of the
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Amended  and  Restated  Co-Sale  Agreement,  dated June 28,  2001,  by and among
PrimeSource Healthcare, Inc. and the persons listed as Stockholders therein and the Amended and Restated Registration Rights Agreement, dated June 28, 2001, by and among PrimeSource Healthcare, Inc. and the persons listed as Stockholders therein to delete the Employee as a party thereto, and the Company agrees to obtain and deliver to the Employee the written consent of the requisite parties thereto to such amendment within fifteen (15) days of the Termination Date.

         6. Employment Inquiries. Following the Termination Date, if the Company
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receives an inquiry as to the former  employment  of the  Employee,  the Company shall only release the Employee's name and title, beginning and end date of employment, and confirm a salary if the inquiring party supplies a salary figure

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

and the Employee consents in writing to release of such salary information. Following the Termination Date, the Company will maintain and provide access to the Employee's current voicemail and e-mail for a period of 60 days.

         7.   Proprietary   Information   Obligations.   During  the  Employee's
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employment with the Company,  Employee had access to and became  acquainted with the Company's confidential and proprietary information, including, but not limited to, information or plans regarding the Company's customer relationships, personnel, or sales, marketing, and financial operations and methods; trade secrets; formulas; devices; secret inventions, processes; and other compilations
of  information,   records,  and  specifications   (collectively,   "Proprietary
                                                                     -----------
Information").  Employee  shall not  disclose any of the  Company's  Proprietary
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Information  directly or indirectly,  or use it in any way, except as authorized in writing by the Company. All files, records, documents, computer-recorded information, drawings, specifications, equipment and similar items relating to the business of the Company or its subsidiaries, whether prepared by Employee or otherwise coming into his possession, shall remain the exclusive property of the Company, as the case may be, and shall not be removed from the premises of the Company or its subsidiaries under any circumstances whatsoever without the prior written consent of the Company, and if removed shall be immediately returned to the Company; provided, however, that Employee may retain any documents that were
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personally  owned  or  reasonably  related  to his  interest  as a  stockholder.
Employee agrees not to use the information contained in such retained documents for any business purpose. Notwithstanding the foregoing, Proprietary Information shall not include (a) information which is or becomes generally public knowledge or public except through disclosure by Employee in violation of this Agreement and (b) information that may be required to be disclosed by applicable law. In the event of a breach or threatened breach of this Section 7, the Employee agrees that the Company shall be entitled to apply for injunctive relief in a

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

court of appropriate jurisdiction to remedy any such breach or threatened breach, the Employee acknowledging that damages would be inadequate and insufficient.

         8.  Release.  In  consideration  for the  severance  payments and other
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benefits  provided to the Employee  pursuant to this  Agreement,  Employee shall execute the Release. Employee's failure to execute the Release shall be deemed a waiver of such severance payments and other benefits. The Release is hereby incorporated by reference and is considered a part of this Agreement.

         9.  Amendment  of  Agreement.  This  Agreement  may not be  modified or
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amended except by an instrument in writing signed by the parties hereto.

         10.  Severability.  If, for any reason, any provision of this Agreement
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is held invalid,  such  invalidity  shall not affect any other provision of this
Agreement not held so invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law be continued in full force and effect.

         11.  Headings.  The headings of sections herein are included solely for
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convenience  of reference  and shall not  constitute  part of this  Agreement or effect the meaning or interpretation of any of the provisions of this Agreement.

         12. Governing Law. This Agreement shall be governed by and construed in
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accordance  with the laws of the  State of  Arizona,  without  giving  effect to conflicts of laws principles.

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

         13. Benefit;  Assignment.  This Agreement  inures to the benefit of the
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respective  successors,  assigns,  heirs  and  personal  representatives  of the parties. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void.

         14. Cost of Litigation.  In any action,  suit or proceeding between any
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of the parties to this  Agreement to enforce this  Agreement or which  otherwise arises from this Agreement, the prevailing party shall be entitled to reasonable attorney's fees and expenses in connection therewith.

         15. Entire Agreement.  This Agreement  supersedes all prior discussions
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and  agreements  among the  parties  hereto with  respect to the subject  matter hereof. This Agreement supercedes the Employment Agreement in its entirety as of the Termination Date; provided, however, that if the Release is revoked in accordance with its terms, this Agreement shall not supercede the Employment Agreement, and the Employment Agreement shall continue in effect in accordance with its terms.

         16. Counterparts.  This Agreement may be executed by the parties hereto
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in  separate  counterparts  which  together  shall  constitute  one and the same instrument.

         17. Construction.  This Agreement has been drafted and/or negotiated by
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the respective  counsel for the parties,  and it shall not be construed  against any party by reason of the party who drafted it.

         18.  Effective  Date.  This Agreement  shall become  effective upon the
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Termination  Date,  but shall be of no force or effect if the Release is revoked in accordance with its terms.

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


         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has executed this Agreement, all as of November 27, 2001.

                                                PRIMESOURCE HEALTHCARE, INC.


                                                By: /s/  Bradford C. Walker
                                                   -----------------------------
                                                     Bradford C. Walker
                                                     Chief Restructuring Officer



                                                EMPLOYEE:



                                                    /s/  John F. Rooney
                                                --------------------------------
                                                         John F. Rooney

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